EXHIBIT 99.1
                                 ------------

                            Computational Materials


                                                     msm-0403-final -- 4A
Morgan Stanley

Balance    $300,272,000.00   Delay            24              WAC(4)      5.985435887    WAM(4)      351
Coupon     5.73463           Dated            05/01/2004      NET(4)      5.734634       WALA(4)     8
Settle     05/28/2004        First Payment    06/25/2004


----------------------------------------------------------------------------------------------------------------------
         Price           50 PPC          75 PPC          100 PPC         125 PPC       150 PPC           175 PPC

----------------------------------------------------------------------------------------------------------------------
                               Yield           Yield           Yield          Yield            Yield           Yield
----------------------------------------------------------------------------------------------------------------------
             100-02             5.73            5.71            5.69           5.66             5.64            5.61
             100-06             5.71            5.68            5.65           5.62             5.59            5.56
             100-10             5.69            5.66            5.62           5.59             5.55            5.50
             100-14             5.67            5.63            5.59           5.55             5.50            5.45
             100-18             5.64            5.60            5.56           5.51             5.45            5.40
             100-22             5.62            5.58            5.52           5.47             5.41            5.34
             100-26             5.60            5.55            5.49           5.43             5.36            5.29
             100-30             5.58            5.52            5.46           5.39             5.32            5.24
             101-02             5.56            5.50            5.43           5.35             5.27            5.18
             101-06             5.54            5.47            5.40           5.31             5.23            5.13
             101-10             5.52            5.45            5.36           5.28             5.18            5.08

                WAL             8.66            6.40            4.94           3.94             3.23            2.70
           Mod Durn             5.93            4.70            3.83           3.19             2.71            2.32
   Principal Window    Jun04 - Aug33   Jun04 - Aug33   Jun04 - Aug33  Jun04 - Aug33    Jun04 - Aug33   Jun04 - Aug33

----------------------------------------------------------------------------------------------------------------------
             Prepay           50 PPC          75 PPC         100 PPC        125 PPC          150 PPC         175 PPC
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
         Price            200 PPC          250 PPC

------------------------------------------------------
                               Yield            Yield
------------------------------------------------------
             100-02             5.58             5.52
             100-06             5.52             5.44
             100-10             5.46             5.36
             100-14             5.40             5.28
             100-18             5.33             5.20
             100-22             5.27             5.12
             100-26             5.21             5.04
             100-30             5.15             4.96
             101-02             5.09             4.88
             101-06             5.03             4.81
             101-10             4.97             4.73

                WAL             2.29             1.72
           Mod Durn             2.02             1.56
   Principal Window    Jun04 - Aug33    Jun04 - Feb11

------------------------------------------------------
             Prepay          200 PPC          250 PPC
------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                     msm-0403-final -- 1A
Morgan Stanley

Balance    $77,785,000.00   Delay            24                WAC(1)      5.392544417      WAM(1)      173
Coupon     5.00000          Dated            05/01/2004        NET(1)      5.122043         WALA(1)     7
Settle     05/28/2004       First Payment    06/25/2004


----------------------------------------------------------------------------------------------------------------------------
    Price                50 PPC           75 PPC         100 PPC           125 PPC          150 PPC           175 PPC

----------------------------------------------------------------------------------------------------------------------------
                               Yield            Yield           Yield            Yield             Yield            Yield
----------------------------------------------------------------------------------------------------------------------------
              99-00             5.20             5.23            5.26             5.29              5.33             5.36
              99-04             5.18             5.20            5.22             5.25              5.27             5.30
              99-08             5.15             5.16            5.18             5.20              5.22             5.25
              99-12             5.12             5.13            5.14             5.16              5.17             5.19
              99-16             5.09             5.10            5.10             5.11              5.12             5.13
              99-20             5.06             5.06            5.07             5.07              5.07             5.07
              99-24             5.03             5.03            5.03             5.02              5.02             5.01
              99-28             5.01             5.00            4.99             4.98              4.97             4.96
             100-00             4.98             4.96            4.95             4.93              4.92             4.90
             100-04             4.95             4.93            4.91             4.89              4.87             4.84
             100-08             4.92             4.90            4.87             4.85              4.82             4.78

                WAL             5.50             4.59            3.87             3.30              2.83             2.45
           Mod Durn             4.43             3.77            3.24             2.81              2.46             2.16
   Principal Window    Jun04 - Nov18    Jun04 - Nov18   Jun04 - Nov18    Jun04 - Nov18     Jun04 - Nov18    Jun04 - Nov18

----------------------------------------------------------------------------------------------------------------------------
             Prepay           50 PPC           75 PPC         100 PPC          125 PPC           150 PPC          175 PPC
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
    Price               200 PPC          250 PPC

-----------------------------------------------------
                               Yield           Yield
-----------------------------------------------------
              99-00             5.40            5.49
              99-04             5.34            5.41
              99-08             5.27            5.33
              99-12             5.21            5.24
              99-16             5.14            5.16
              99-20             5.07            5.08
              99-24             5.01            5.00
              99-28             4.94            4.92
             100-00             4.88            4.83
             100-04             4.81            4.75
             100-08             4.75            4.67

                WAL             2.14            1.67
           Mod Durn             1.91            1.52
   Principal Window    Jun04 - Nov18   Jun04 - Mar11

-----------------------------------------------------
             Prepay          200 PPC         250 PPC
-----------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                     msm-0403-final -- 2A1
Morgan Stanley

Balance    $26,000,000.00       Delay           24                WAC(2)        5.848176111      WAM(2)         349
Coupon     5.50000              Dated           05/01/2004        NET(2)        5.596861         WALA(2)        6
Settle     05/28/2004           First Payment   06/25/2004

---------------------------------------------------------------------------------------------------------------------------
        Price             50 PPC          75 PPC          100 PPC          125 PPC         150 PPC            175 PPC

---------------------------------------------------------------------------------------------------------------------------
                               Yield            Yield            Yield            Yield            Yield            Yield
---------------------------------------------------------------------------------------------------------------------------
             98-24+             5.74             5.80             5.87             5.94             6.01             6.09
             98-28+             5.71             5.76             5.82             5.89             5.95             6.01
             99-00+             5.69             5.73             5.78             5.83             5.88             5.94
             99-04+             5.66             5.69             5.73             5.78             5.82             5.86
             99-08+             5.64             5.66             5.69             5.72             5.75             5.78
             99-12+             5.61             5.63             5.65             5.67             5.69             5.71
             99-16+             5.59             5.59             5.60             5.61             5.62             5.63
             99-20+             5.56             5.56             5.56             5.56             5.56             5.56
             99-24+             5.54             5.53             5.52             5.51             5.50             5.48
             99-28+             5.51             5.50             5.47             5.45             5.43             5.41
            100-00+             5.49             5.46             5.43             5.40             5.37             5.34

                WAL             6.96             4.72             3.42             2.64             2.17             1.84
           Mod Durn             5.08             3.76             2.88             2.31             1.94             1.66
   Principal Window    Jun04 - Feb27    Jun04 - Apr21    Jun04 - Mar16    Jun04 - Feb12    Jun04 - Mar10    Jun04 - Feb09

---------------------------------------------------------------------------------------------------------------------------
             Prepay           50 PPC           75 PPC          100 PPC          125 PPC          150 PPC          175 PPC
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
        Price           200 PPC          250 PPC

-----------------------------------------------------
                               Yield           Yield
-----------------------------------------------------
             98-24+             6.16            6.32
             98-28+             6.08            6.21
             99-00+             5.99            6.10
             99-04+             5.90            5.99
             99-08+             5.82            5.88
             99-12+             5.73            5.77
             99-16+             5.64            5.67
             99-20+             5.56            5.56
             99-24+             5.47            5.45
             99-28+             5.39            5.34
            100-00+             5.30            5.23

                WAL             1.59            1.24
           Mod Durn             1.46            1.15
   Principal Window    Jun04 - Jun08   Jun04 - Jul07

-----------------------------------------------------
             Prepay          200 PPC         250 PPC
-----------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                     msm-0403-final -- 2A4
Morgan Stanley

Balance      $15,000,000.00      Delay            24              WAC(2)         5.848176111       WAM(2)         349
Coupon       5.50000             Dated            05/01/2004      NET(2)         5.596861          WALA(2)        6
Settle       05/28/2004          First Payment    06/25/2004

-----------------------------------------------------------------------------------------------------------------------------
  Price                  50 PPC            75 PPC           100 PPC          125 PPC           150 PPC            175 PPC

-----------------------------------------------------------------------------------------------------------------------------
                               Yield             Yield            Yield             Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
             99-12              5.58              5.59             5.59              5.60             5.62              5.63
             99-16              5.57              5.58             5.58              5.58             5.59              5.60
             99-20              5.56              5.56             5.56              5.56             5.57              5.57
             99-24              5.55              5.55             5.55              5.55             5.54              5.53
             99-28              5.54              5.54             5.54              5.53             5.51              5.50
            100-00              5.53              5.53             5.53              5.51             5.48              5.47
            100-04              5.52              5.52             5.51              5.50             5.45              5.43
            100-08              5.51              5.51             5.50              5.48             5.43              5.40
            100-12              5.50              5.50             5.49              5.46             5.40              5.37
            100-16              5.49              5.49             5.48              5.44             5.37              5.34
            100-20              5.48              5.48             5.47              5.43             5.34              5.30

               WAL             22.33             19.21            15.78             10.21             5.35              4.38
          Mod Durn             12.20             11.30            10.06              7.25             4.51              3.79
  Principal Window     Jun07 - Jul33     Jun07 - Jul33    Jun07 - Jul33     Jun07 - Jul33    Jun07 - Jul33     Jun07 - May10

-----------------------------------------------------------------------------------------------------------------------------
            Prepay            50 PPC            75 PPC          100 PPC           125 PPC          150 PPC           175 PPC
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
  Price                  200 PPC           250 PPC

------------------------------------------------------
                               Yield            Yield
------------------------------------------------------
             99-12              5.64             5.66
             99-16              5.60             5.61
             99-20              5.57             5.57
             99-24              5.53             5.52
             99-28              5.49             5.47
            100-00              5.45             5.42
            100-04              5.42             5.38
            100-08              5.38             5.33
            100-12              5.34             5.28
            100-16              5.30             5.23
            100-20              5.27             5.19

               WAL              3.77             2.90
          Mod Durn              3.32             2.62
  Principal Window     Jun07 - Mar09    Dec06 - Feb08

------------------------------------------------------
            Prepay           200 PPC          250 PPC
------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                     msm-0403-final -- 4A
Morgan Stanley

Balance      $300,272,000.00     Delay            24               WAC(4)       5.985435887      WAM(4)       351
Coupon       5.73463             Dated            05/01/2004       NET(4)       5.734634         WALA(4)      8
Settle       05/28/2004          First Payment    06/25/2004



------------------------------------------------------------------------------------------------------------------------------
 Price                   50 PPC           75 PPC            100 PPC          125 PPC            150 PPC          175 PPC

------------------------------------------------------------------------------------------------------------------------------
                               Yield            Yield              Yield            Yield              Yield            Yield
------------------------------------------------------------------------------------------------------------------------------
              99-26             5.77             5.76               5.75             5.74               5.73             5.72
              99-30             5.75             5.74               5.72             5.70               5.68             5.66
             100-02             5.73             5.71               5.69             5.66               5.64             5.61
             100-06             5.71             5.68               5.65             5.62               5.59             5.56
             100-10             5.69             5.66               5.62             5.59               5.55             5.50
             100-14             5.67             5.63               5.59             5.55               5.50             5.45
             100-18             5.64             5.60               5.56             5.51               5.45             5.40
             100-22             5.62             5.58               5.52             5.47               5.41             5.34
             100-26             5.60             5.55               5.49             5.43               5.36             5.29
             100-30             5.58             5.52               5.46             5.39               5.32             5.24
             101-02             5.56             5.50               5.43             5.35               5.27             5.18

                WAL             8.66             6.40               4.94             3.94               3.23             2.70
           Mod Durn             5.91             4.69               3.82             3.18               2.70             2.32
   Principal Window    Jun04 - Aug33    Jun04 - Aug33      Jun04 - Aug33    Jun04 - Aug33      Jun04 - Aug33    Jun04 - Aug33

------------------------------------------------------------------------------------------------------------------------------
             Prepay           50 PPC           75 PPC            100 PPC          125 PPC            150 PPC          175 PPC
------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------
 Price                  200 PPC         250 PPC

-----------------------------------------------------
                               Yield           Yield
-----------------------------------------------------
              99-26             5.71            5.68
              99-30             5.64            5.60
             100-02             5.58            5.52
             100-06             5.52            5.44
             100-10             5.46            5.36
             100-14             5.40            5.28
             100-18             5.33            5.20
             100-22             5.27            5.12
             100-26             5.21            5.04
             100-30             5.15            4.96
             101-02             5.09            4.88

                WAL             2.29            1.72
           Mod Durn             2.01            1.56
   Principal Window    Jun04 - Aug33   Jun04 - Feb11

-----------------------------------------------------
             Prepay          200 PPC         250 PPC
-----------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                     msm-0403-final -- 4A
Morgan Stanley

Balance       $300,272,000.00    Delay           24              WAC(4)      5.985435887     WAM(4)    351
Coupon        5.73463            Dated           05/01/2004      NET(4)      5.734634        WALA(4)   8
Settle        05/28/2004         First Payment   06/25/2004


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   Price                 50 PPC          75 PPC          100 PPC          125 PPC          150 PPC           175 PPC

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                               Yield            Yield            Yield            Yield            Yield            Yield
--------------------------------------------------------------------------------------------------------------------------
             99-19+             5.80             5.81             5.81             5.81             5.81             5.81
             99-23+             5.78             5.78             5.77             5.77             5.76             5.75
             99-27+             5.76             5.75             5.74             5.73             5.71             5.70
             99-31+             5.74             5.73             5.71             5.69             5.67             5.64
            100-03+             5.72             5.70             5.67             5.65             5.62             5.59
            100-07+             5.70             5.67             5.64             5.61             5.57             5.54
            100-11+             5.68             5.65             5.61             5.57             5.53             5.48
            100-15+             5.66             5.62             5.58             5.53             5.48             5.43
            100-19+             5.64             5.59             5.54             5.49             5.44             5.38
            100-23+             5.62             5.57             5.51             5.45             5.39             5.32
            100-27+             5.59             5.54             5.48             5.42             5.35             5.27

                WAL             8.66             6.40             4.94             3.94             3.23             2.70
           Mod Durn             5.90             4.68             3.81             3.18             2.69             2.31
   Principal Window    Jun04 - Aug33    Jun04 - Aug33    Jun04 - Aug33    Jun04 - Aug33    Jun04 - Aug33    Jun04 - Aug33

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             Prepay           50 PPC           75 PPC          100 PPC          125 PPC          150 PPC          175 PPC
--------------------------------------------------------------------------------------------------------------------------


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   Price               200 PPC           250 PPC

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                               Yield             Yield
-------------------------------------------------------
             99-19+             5.81              5.81
             99-23+             5.75              5.73
             99-27+             5.68              5.65
             99-31+             5.62              5.57
            100-03+             5.56              5.49
            100-07+             5.50              5.41
            100-11+             5.43              5.33
            100-15+             5.37              5.25
            100-19+             5.31              5.17
            100-23+             5.25              5.09
            100-27+             5.19              5.01

                WAL             2.29              1.72
           Mod Durn             2.01              1.56
   Principal Window    Jun04 - Aug33     Jun04 - Feb11

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             Prepay          200 PPC           250 PPC
-------------------------------------------------------



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